101 SA-1

                         SUPPLEMENT DATED APRIL 30, 2008
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           TEMPLETON GROWTH FUND, INC.
                              DATED JANUARY 1, 2008

The Statement of Additional Information is amended as follows:

The section "Buying and Selling Shares - Initial Sales Charges - Waivers for certain investors" on page 37 is supplemented to add the following paragraph:

o Class A shares may also be purchased without an initial sales charge by shareholders who acquired Class A shares as a result of the reorganization of Templeton Capital Accumulator Fund into the Fund, and the subsequent termination of Templeton Capital Accumulation Plans I and II (which invested in shares of Templeton Capital Accumulator Fund); provided, however, that such purchases of Class A shares without an initial sales charge are limited to an amount equal to 360 payments of the monthly contractual amount under their Templeton Capital Accumulation Plan at the time of termination of their Templeton Capital Accumulation Plan, less contributions previously made under the Templeton Capital Accumulation Plan. The right to make additional purchases without an initial sales charge is applicable only to the Fund's Class A shares, and will not be available to purchases of any other Franklin Templeton fund. In addition, the right to make additional purchases without an initial sales charge may be made only so long as the shareholder maintains an open shareholder account on the records of the Fund's transfer agent following the reorganization of Templeton Capital Accumulator Fund into the Fund. Once a shareholder closes his or her account and does not reinvest the proceeds at net asset value within 90 days, he or she will no longer be entitled to the waiver of sales charges.

               Please keep this supplement for future reference.